UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2019

MoneyGram International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2828 N. Harwood Street, 15th Floor Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 999-7552

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MGI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On June 17, 2019, MoneyGram International, Inc. (the “Company”) entered into a securities purchase agreement (the “SPA”) with Ripple Labs Inc. (“Ripple”), pursuant to which Ripple agreed to purchase and the Company agreed to issue up to $50 million of common stock, par value $0.01, of the Company (“Common Stock”) and ten-year warrants to purchase Common Stock at $0.01 per underlying share of Common Stock (“Warrants”).

In connection with the execution of the SPA, Ripple purchased and the Company issued (i) 5,610,923 shares of Common Stock (the “Initial Shares”) at a purchase price of $4.10 per share and (ii) a Warrant to purchase 1,706,151 shares of Common Stock at a per share reference purchase price of $4.10 per share of Common Stock underlying the Warrant (the “Initial Warrant” and together with the Initial Shares, the “Initial Investment”), for an aggregate purchase price of $30 million.

Simultaneously with the execution of the SPA, a bank (the “LOC Bank”) issued a letter of credit (the “Letter of Credit”) on behalf of Ripple for the benefit of the Company in a face amount equal to $20 million to be used to fund additional purchases of shares of Common Stock and Warrants by Ripple. Pursuant to the SPA, following the Initial Investment, from time to time upon demand and in amounts to be determined by the Company not to exceed $20 million in the aggregate, the Company may elect to issue and sell additional shares of Common Stock and Warrants to Ripple by drawing on the Letter of Credit (each such demand, a “Letter of Credit Draw”) by delivering notice (a “Draw Notice”) to Ripple and the LOC Bank.

The purchase price per share of Common Stock in an issuance of Common Stock pursuant to any Letter of Credit Draw (a “Common Stock Issuance”) will be the greater of (i) $4.10 and (ii) if the trading price of Common Stock exceeds $4.10 per share as of the close of regular trading on the trading day immediately prior to the date the Company delivers a Draw Notice, the lesser of (a) 150% of the Company’s 30-trading-day volume-weighted average price as of the close of regular trading on the trading day before the date the Company delivers a Draw Notice and (b) $6.40.

If the purchase of Common Stock pursuant to any Letter of Credit Draw, when taken together with the shares of Common Stock purchased in the Initial Investment and all previous purchases pursuant to Letter of Credit Draws, would result in certain regulatory approvals required for Ripple to acquire such Common Stock not having been acquired, then a Letter of Credit Draw will be satisfied by the Company’s issuance of a Warrant (each such issuance of a Warrant, a “Warrant Issuance”).

The purchase price for a Warrant in a Warrant Issuance will be the amount of the Letter of Credit Draw minus the amount paid for any shares of Common Stock in connection with such Warrant Issuance. The number of shares of Common Stock issuable upon the exercise of a Warrant will be equal to the amount of the purchase price for such Warrant divided by the greater of (i) $4.10 and (ii) if the trading price of Common Stock exceeds $4.10 per share as of the close of regular trading on the trading day immediately prior to the date the Company delivers a Draw Notice, the lesser of (a) 100% of the Company’s 30-trading-day volume-weighted average price as of the close of regular trading on the trading day before the date the Company delivers a Draw Notice and (b) $6.40.

The SPA contains customary representations, warranties and covenants of the Company and Ripple. In addition, the Company and Ripple have agreed to indemnify each other against certain losses resulting from breaches of their respective representations, warranties and covenants.

The closing of each future Common Stock Issuance or Warrant Issuance, as applicable, pursuant to a Letter of Credit Draw is subject to the satisfaction or waiver of, among others, the following conditions: (i) the accuracy of the representations and warranties of the Company and Ripple, (ii) the compliance by the Company and Ripple of their respective covenants under the SPA, (iii) no material adverse effect with respect to the Company shall have occurred and be continuing since the date of the SPA, (iv) the bank providing the Letter of Credit shall have received a Draw Notice from the Company, (v) no “Termination Event” shall have occurred and be continuing under the SPA, (vi) no event of default (and event that would be an event of default with the passage of time or the giving of notice) shall have occurred and be continuing under the Company’s first or second lien credit facilities (or any successor facility) and (vi) no order or claim by any governmental authority shall be in effect prohibiting such issuance.

As defined in the SPA, “Termination Event” means the occurrence of any of the following: (i) the Commercial Agreement (as defined below) is terminated by the Company or Ripple due to a material breach by the other party, (ii) the Company files for liquidation or bankruptcy or is declared insolvent by a court of competent jurisdiction, (iii) an event of default occurs under the Company’s first or second lien credit facilities (or any successor facility) that is not cured or waived within 45 days, (iv) the Company experiences a material adverse regulatory action that prevents or impairs the Company from providing money transfer services in key corridors and is not resolved for a period exceeding 45 days or (v) the Company undergoes a change of control.

The SPA provides that Ripple will have the right to appoint one individual to attend and observe meetings of the board of directors (the “Board”) of the Company (such individual, the “Observer”), subject to certain exceptions. In addition, if the size of the Board is increased in the future, the Company will strongly consider in good faith adding a designee of Ripple to the Board (a “Board Designee”), at which time Ripple would lose its right to appoint an Observer. Ripple’s right to appoint an Observer or a Board Designee, as applicable, will terminate upon the earlier of (i) the time that Ripple ceases to hold at least 1,632,536 shares of Common Stock or (ii) the occurrence of all of the following: (a) the termination of the Commercial Agreement between the Company and Ripple, (b) Ripple ceasing to hold at least 2,448,803 shares of Common Stock and (c) the termination of the Letter of Credit.

The SPA provides that Ripple will not, for a period beginning on the date of the SPA and ending on the earlier of (i) June 30, 2020 and (ii) the occurrence of a Termination Event, sell any direct or indirect interest in any of the Company’s equity securities or enter into any swaps or derivative transactions that would be settled by delivery of the Company’s equity securities. In addition, Ripple has agreed not to, for a period beginning on the date of the SPA and ending on June 30, 2020, acquire any direct or indirect interest in any of the Company’s equity securities or derivative securities thereof.

The SPA may be terminated under certain circumstances, including (a) by mutual written consent of the Company and Ripple, (b) by the Company, if the Letter of Credit is terminated or dishonored or (c) by either the Company or Ripple, if there is in effect a final nonappealable order of a governmental authority of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by the SPA.

Neither the Common Stock, the Warrants nor the shares of Common Stock issuable upon exercise of the Warrants issued in the Initial Investment or issuable in the future pursuant to the SPA have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws, but were instead issued and will be issued in reliance upon exemptions from the registration requirements of the Securities Act. As a result, neither the Common Stock, the Warrants nor the shares of Common Stock issuable upon exercise of the Warrants may be offered or sold within the United States, or to, or for the account or benefit of, any United States person absent registration under, or an applicable exemption from, the registration requirements of the Securities Act and applicable state securities laws.

The foregoing description of the SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Warrant Agreement

On June 17, 2019, in connection with the entry into the SPA, the Company and Equiniti Trust Company (the “Warrant Agent”) entered into a warrant agreement (the “Warrant Agreement”) setting forth further terms of the Warrants issued under the SPA.

The Warrant Agreement provides for customary provisions for the adjustment of the number of shares of Common Stock issuable upon exercise of each Warrant in the event of the occurrence of certain events, including, but not limited to, splits, stock dividends and similar transactions. The Warrant Agreement also provides that in the event of a reorganization, reclassification, consolidation, merger or similar transaction (other than a transaction in which the Company is the surviving entity and that does not result in changes to the outstanding Common Stock), each Warrant outstanding immediately prior to such transaction will receive the consideration that the shares of Common Stock underlying such Warrant would be entitled to receive had such Warrant been exercised immediately prior to consummation of the transaction.

In the event the Company declares a dividend in cash or other property (for which there is not otherwise an adjustment to the number of shares for which a Warrant is exercisable) that would be distributed to a Warrant Holder if such Warrant Holder’s Warrants had been converted in full into Common Stock immediately prior to the close of business on the record date for such dividend or distribution, the Company will set aside and reserve for the benefit of such Warrant Holder an amount of cash or other property, as applicable, that would have been distributed to such Warrant Holder, and such amounts will be distributed to such Warrant Holder upon the exercise of such Warrant Holder’s Warrants.

Except as set forth in the Warrant Agreement, prior to the exercise of a Warrant, a Warrant Holder will not have any rights (a) to vote or receive dividends or be deemed the holder of shares of Common Stock for any purpose, (b) confer upon any holder any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive subscription rights, or otherwise, or (c) impose any liabilities on a holder to purchase any securities or as a stockholder of the Company, whether asserted by the Company or creditors of the Company. The Warrant Agreement also prohibits the exercise of a Warrant if, after giving effect to such exercise, such Warrant Holder would own voting securities of the Company exceeding 9.95% of the Company’s outstanding Common Stock if certain money transmitter regulatory approvals have not yet been obtained.

The foregoing description of the Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Registration Rights Agreement

On June 17, 2019, in connection with the entry into the SPA, the Company and Ripple entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to provide Ripple with certain registration rights with respect to (i) all shares of Common Stock issued under the SPA, (ii) all shares of Common Stock issuable upon exercise of the Warrants, (iii) all Warrants issued under the SPA and (iv) any securities issued directly or indirectly with respect to such shares of Common Stock or Warrants (collectively, the “Registrable Securities”).

Pursuant to the Registration Rights Agreement, and subject to limitations set forth therein, the Company is required to use reasonable best efforts to effect up to six registrations with the SEC with respect to the registration of the offer of all Registrable Securities that Ripple requests to be registered. Pursuant to the Registration Rights Agreement, the Company has also granted Ripple certain piggyback registration rights on the terms and conditions set forth therein.

The foregoing description of the RRA does not purport to be complete and is qualified in its entirety by reference to the full text of the RRA, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 17, 2019, the Company issued a press release announcing entry into the SPA and the transactions contemplated thereby. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This information, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities of that section.

Item 8.01 Other Events.

On June 17, 2019, in connection with the entry into the SPA, the Company entered into a two-year commercial agreement (the “Commercial Agreement”) with Ripple Services, Inc., an affiliate of Ripple (“Ripple Services”), pursuant to which the Company and its subsidiaries will (a) obtain access to, and specified support from, Ripple Services, for implementation and use of Ripple’s xRapid platform (the “Platform”) relating to the facilitation of cross-border payments in agreed corridors and (b) agree to use its commercially reasonable efforts to deploy the Platform for such purpose.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

4.1	Registration Rights Agreement, dated June 17, 2019, between MoneyGram International, Inc. and Ripple Labs Inc.

10.1	Securities Purchase Agreement, dated June 17, 2019, between MoneyGram International, Inc. and Ripple Labs Inc.*

10.2	Warrant Agreement, dated June 17, 2019, between MoneyGram International, Inc. and Ripple Labs Inc.

99.1	Press Release, dated June 17, 2019, of MoneyGram International, Inc.

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. MoneyGram International, Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, however, that MoneyGram International, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

Forward-Looking Statements

This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect the Company’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the company’s projected results of operations, specific factors expected to impact the company’s results of operations, and the expected restructuring and reorganization program results. Forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: our ability to consummate future Common Stock and Warrant Issuances under the SPA, our ability to close the Company’s contemplated second lien term facility or complete the refinancing of its first lien term loan and revolving credit facilities; our ability to compete effectively; our ability to maintain key agent or biller relationships, or a reduction in business or transaction volume from these relationships, including our largest agent, Walmart, whether through the introduction by Walmart of additional competing “white label” branded money transfer products or otherwise; our ability to manage fraud risks from consumers or agents; the ability of us and our agents to comply with U.S. and international laws and regulations; litigation or investigations involving us or our agents; uncertainties relating to compliance with the agreements entered into with the U.S. federal government and the effect of the Agreements on our reputation and business; regulations addressing consumer privacy, data use and security; our ability to successfully develop and timely introduce new and enhanced products and services and our investments in new products, services or infrastructure changes; our ability to manage risks associated with our international sales and operations; our offering of money transfer services through agents in regions that are politically volatile; changes in tax laws or an unfavorable outcome with respect to the audit of our tax returns or tax positions, or a failure by us to establish adequate reserves for tax events; our substantial debt service obligations, significant debt covenant requirements and credit ratings; major bank failure or sustained financial market illiquidity, or illiquidity at our clearing, cash management and custodial financial institutions; the ability of us and our agents to maintain adequate banking relationships; a security or privacy breach in systems, networks or databases on which we rely; disruptions to our computer network systems and data centers; weakness in economic conditions, in both the U.S. and global markets; a significant change, material slow down or complete disruption of international migration patterns; the financial health of certain European countries or the secession of a country from the European Union; our ability to manage credit risks from our agents and official check financial institution customers; our ability to adequately protect our brand and intellectual property rights and to avoid infringing on the rights of others; our ability to attract and retain key employees; our ability to manage risks related to the operation of retail locations and the acquisition or start-up of businesses; any restructuring actions and cost reduction initiatives that we undertake may not deliver the expected results and these actions may adversely affect our business; our ability to maintain effective internal controls; our capital structure and the special voting rights provided to designees of Thomas H. Lee Partners, L.P. on our Board of Directors; and uncertainties described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s public reports filed with the Securities and Exchange Commission (the “SEC”), including the Company’s annual report on Form 10-K for the year ended December 31, 2018 and the Company’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2019.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings. The Company’s SEC filings may be obtained by contacting the Company, through the Company’s web site at ir.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ F. Aaron Henry
Name:	F. Aaron Henry
Title:	General Counsel and Corporate Secretary

Date: June 17, 2019